UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  August 26, 2002


                     STRUCTURED ASSET SECURITIES CORPORATION
                Mortgage Pass-Through Certificates, Series 2002-13
              (Exact name of registrant as specified in its charter)

New York (governing law of           333-82904-04
Pooling and Servicing Agreement)     (Commission
(State or other                      File Number)       55-0786758
jurisdiction                                            IRS EIN
of Incorporation)



       c/o Citibank, N.A.
       399 Park Avenue
       New York, NY                                         10043
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (212) 657-2183


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On August 26, 2002 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 2002-13.


ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                             Monthly report distributed to
                                               holders of Mortgage Pass-
                                               Through Certificates, Series
                                               2002-13, relating to the
                                               August 26, 2002 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.